FS ENERGY & POWER FUND
A Business Development Company



Case Study

Panda Temple Power, LLC

FS Energy & Power Fund ("FSEP") provides approximately $55 million in senior secured loan financing for the construction of a gas-fired power plant.

FS Energy & Power Fund is a business development company that invests primarily in securities of private energy companies. This case study describes Panda Temple Power, one of the Fund's holdings.

Case Study

Panda Temple Power, LLC

The Investment – Panda Temple Power

Panda Power Funds ("Panda") is a Dallas-based independent power generation investor, whose senior management team has developed, financed, constructed and operated large-scale power generation projects both domestically and internationally. Panda targets specific areas of the United States experiencing critical shortages of power or that have needs to replace older, environmentally-challenged power generators.

In October 2012, Panda sought $330 million in senior secured loans for the development of the Panda Temple Power Project, a 758 megawatt natural gas-fired combined cycle power plant in Temple, Texas (the "Project"). Once completed, the Project will generate electricity vital to meeting soaring energy demand in the Dallas, Austin and San Antonio markets.

The Investment Structure

FSEP served as a lead investor in the Project's senior secured loan issuance to help finance its construction, providing approximately $55 million in financing through its investment in two loans, referred to as Term Loans A and B. The investment generates a blended effective interest rate of approximately 11%. FSEP's loans are senior to over $400 million of equity capital contributed by Panda to support the Project. The investment structure is designed to generate a high level of current income and includes several downside protections.


Panda Power Funds
FS ENERGY & POWER FUND
A Business Development Company
$400 M Equity Investment
$55 M Debt Investment
11% Effective Interest Rate
Panda Temple Power Project



Sub-Sector:
Power

Portfolio Weighting:
12.2%
as of September 30, 2012

FSEP's investment in Panda generates a **high level of current income for the Fund** with several downside protections.

The Protections

- Panda has negotiated a fixed-price turbine supply and construction contract, which protects against cost overruns.
- Panda also has a long-term hedge contract in place, providing the Project with a minimum of $41 million in annual gross profits commencing in 2015 and continuing through 2018.
- Any excess cash flow generated by the Project will be used to pay down the loans.
- FSEP's investment is senior in the company's capital structure to over $400 million of equity, representing a significant cushion against any future potential losses.

The Bottom Line

FSEP's investment provides the capital critical to developing a key power source for several underserved metro markets in Texas.

FSEP's investors benefit from the high level of income generated by the investment in Panda with strong downside protections and attractive risk-adjusted yields.*

*\ *Please see next page for Risk Factors.*

Risk Factors:

As with any investment there are risks associated with the transaction. Some of the risks specific to this transaction include:

- The Project may not generate enough cash inflows to cover all of its current and future liabilities.
- Panda may experience economic challenges, which may make it difficult for Panda to meet its financial obligations when due, including repayment of our investments.
- The Project's fixed-price turbine supply and construction contract, which protects against cost overruns and project delays, may not cover certain costs incurred in extraordinary circumstances.
- The Project may be subject to additional state and local laws, which may cause unexpected expenditures, delays or both.
- We may be required to contribute additional funding to protect our current investments.

An investment in the common shares of FS Energy & Power Fund involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common share involves, however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in our common shares.

- Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares. While we intend to conduct quarterly tender offers for our common shares, only a limited number of our common shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- The amount of any distributions we may make is uncertain. Our distribution proceeds have exceeded, and in the future may exceed, our net investment income, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
- Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.

www.fsenergyandpowerfund.com

FS Energy & Power Fund is sponsored by Franklin Square Capital Partners, a national distributor and sponsor of alternative investment products for the investing public. Franklin Square distributes its sponsored financial products to the broker-dealer community through its affiliated wholesaling broker-dealer, FS[2] Capital Partners, LLC (member FINRA/SIPC).

FS[2] CAPITAL PARTNERS
FS[2] Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC

FS[2] Capital Partners, LLC (FS[2] Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS[2] Capital's due diligence obligations under the federal securities laws. FS[2] Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS[2] Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.